EXHIBIT 10.15

[Three-year Lease Agreement by and between the Company and Corsain effective November 13, 2003 translated from Spanish into English.]

WE: ROGELIO JUAN TOBAR GARCIA, fifty one years of age, Bachelor in Economy, from the domicile of Antiguo Cuscatlan, Department of La Libertad, carrier of the sole identification document number zero one million five hundred and fifty nine thousand six hundred three - two, who acts in name and in representation, in his capacity as President and Legal Representative of the CORPORACION SALVADORENA DE INVERSIONES (Salvadoran Investment Corporation) that is abbreviated as CORSAIN, official investment institution, of autonomous character, of this domicile, with tax identification number zero six hundred fourteen zero ten thousand one hundred eighty two-zero zero one, that henceforth will be called "the LESSOR" or the "Corporation", and for the other party Mister LUIS ALFONSO LIMAY PITA, who is fifty eight years of age, Geological Engineer, of Peruvian nationality and of domicile in San Miguel and in this act identified himself by means of his Foreign Resident Identification Carnet number zero nine thousand eight hundred and ninety six given by the Directorate General of Immigration, who acts in his capacity as holder of Special Power of Attorney for the company COMMERCE GROUP CORP., a corporation of the State of Delaware, United States of America, who henceforth will be called "the Lessee, by means of the present instrument we agree to sign the present SIMPLE LEASE CONTRACT, which will be subject to the following clauses: 1) DECLARATION OF DOMINION: that the Lessor states that he is owner and in current possession of a portion of rustic land and the buildings it contains that was dismembered from a land of greater capacity of SIXTY SEVEN HECTARES SEVENTY TWO AREAS FIVE POINT TWENTY FIVE CENTIAREAS, equivalent to NINETY SIX MANZANAS EIGHT THOUSAND NINE HUNDRED SIXTY FOUR POINT TWENTY THREE SQUARE VARAS, that make up part of the land assets that are property of CORSAIN, known together as Montecristo Mines, located in the jurisdiction of Jocoro, Department of Morazan, inscribed in favor of CORSAIN to the number ONE HUNDRED SEVENTY NINE of the book TWO HUNDRED SEVENTY FIVE of the property registry of Morazan, whose description is the following: Starting from the geodesic marker Valle Santiago in direction North fifty six degrees zero six point zero minutes West and a distance of ninety six point fifty four meters one arrives at a point from where with direction North twenty five degrees thirty four point zero minutes East and a distance of one hundred meters, one arrives at another point from where with direction North twenty eight degrees thirty four point three minutes East and a distance of one hundred meters one arrives at another point from where with direction North thirty eight degrees thirty four point six minutes East and a distance of three hundred meters one arrives at another point from where with direction North forty one degrees fifteen point zero minutes East and at a distance of three hundred meters is found the corner South-West of the property that is described below, whose measures and borders are the following: TO THE WEST: Straight line with direction North thirty six degrees forty two point sixty five minutes West and a distance of eight hundred thirty eight point zero fifty six meters, bordering with lands of the general property of greater capacity property of CORSAIN; TO THE NORTH: broken line that consists of thirty one straight lines; the first with direction North seventy three degrees twenty four point fifty eight minutes East and a distance of sixty three meters twenty one centimeters; the second with direction North forty three degrees thirty six point thirty one minutes East and a distance of forty meters sixty nine centimeters; the third with direction North thirty

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six degrees  forty two point sixty six minutes  East and a distance of fifty six meters sixty eight centimeters; the fourth with direction North forty three degrees eighteen point eighty four minutes East and a distance of eighty one meters thirty centimeters, eight millimeters; the fifth with direction North seven degrees three point twenty one minutes East and a distance of twenty meters eighty four centimeters, eight millimeters; the sixth with direction North seventy degrees fifty six point seven minutes West and a distance of thirteen meters fifty centimeters; the seventh with a direction North seventy degrees forty point fourteen minutes West and a distance of forty seven meters sixty centimeters, six millimeters; the eighth with direction North and one degree thirty six point forty seven minutes East and a distance of forty eight meters twenty one centimeters, four millimeters; the ninth with direction North forty five degrees fifty one point ninety seven minutes East and a distance of ninety eight meters thirty seven centimeters, two millimeters; the tenth with direction North forty three degrees fifty nine point zero seven minutes East and a distance of one hundred forty meters twenty three centimeters, one millimeter; the eleventh with direction South twenty nine degrees thirty seven point sixty minutes East and a distance of thirty one meters, ninety three centimeters, five millimeters; the twelfth with direction South forty five degrees twenty three point eighty seven minutes East and a distance of forty four meters eighty centimeters, three millimeters; the thirteenth with direction South forty one degrees two point fifty one minutes East and a distance of thirty meters forty five centimeters, five millimeters; the fourteenth with direction South sixty six degrees sixteen point thirty one minutes East and a distance of twenty five meters eighty seven centimeters; the fifteenth with direction North seventy three degrees thirteen point thirteen minutes East and a distance of fifteen meters, sixty nine centimeters; the sixteenth with direction South eighty degrees seventeen point fifty two minutes East and a distance of twenty nine meters forty one centimeters, four millimeters; the seventeenth with direction South five degrees forty eight point seventy four minutes West and a distance of fifty two meters, sixty seven centimeters, one millimeter; the eighteenth with direction South twenty five degrees fifty eight point sixty nine minutes East and a distance of thirty two meters, twenty centimeters, six millimeters; the nineteenth with direction South forty four degrees forty one point forty nine minutes East and a distance of thirty two meters, ninety seven centimeters, two millimeters; the twentieth with direction south sixty degrees thirty nine point twenty six minutes East and a distance of forty six meters, twenty five centimeters, eight millimeters; the twenty first with direction South fifty one degrees one point one seventy one minutes East and a distance of thirty eight meters, one millimeter; the twenty second with direction South seventy degrees forty two point eleven minutes East and a distance of twenty six meters, twenty centimeters, two millimeters; the twenty third with direction South seventy nine degrees forty nine degrees forty four point forty five minutes East and a distance of ten meters fifty five centimeters, six millimeters; the twenty fourth with direction North seventy degrees sixty five point eight minutes East and a distance of twenty seven meters twenty one centimeters, eight millimeters; the twenty fifth with direction North fifty eight degrees twenty nine point twelve minutes East and a distance of one hundred five

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meters,  fifty  eight  centimeters,  three  millimeters;  the twenty  sixth with direction South eighty degrees thirty eight point ninety two minutes East and a distance of twenty meters, sixty one centimeters, seven millimeters; the twenty seventh with direction South fifty one degrees zero point eighty four minutes East and a distance of eleven meters, ninety centimeters, five millimeters; the twenty eighth with direction South forty two degrees fifty three point thirty seven minutes East and a distance of eighty four meters, seventy seven centimeters, two millimeters; the twenty ninth with direction South seventy six degrees forty seven point forty six minutes East and a distance of eighty nine meters, five centimeters, seven millimeters; the thirtieth with direction South seventy seven degrees forty five point thirteen minutes East and a distance of thirty meters, eighty two centimeters, nine millimeters; the thirty first with direction South sixty four degrees fifty one point fourteen minutes East and a distance of sixteen meters, thirty centimeters, eight millimeters. All the pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle, TO THE
EAST: Broken line made up by twenty one straight lines: the first with direction South forty one degrees forty seven point sixty eight minutes West and a distance of forty nine meters, fifty six centimeters, two millimeters; the second with direction South twenty seven degrees forty point eighty six minutes West and a distance of forty five meters, twenty three centimeters, eight millimeters; the third with direction South twenty nine degrees fifty seven point nineteen minutes West and a distance of thirty two meters, twenty eight centimeters, two millimeters; the fourth with direction South eighteen degrees twenty eight point zero one minutes West and a distance of eleven meters, ninety five centimeters, six millimeters; the fifth with direction South seventeen degrees thirty point ninety seven minutes East and a distance of nine meters, seventy four centimeters, two millimeters; the sixth with direction South forty one degrees thirty five point fifty three minutes East and a distance of twenty seven meters, six centimeters, three millimeters; the seventh with direction South eighty seven degrees twenty three point ninety three minutes East and a distance of thirty two meters, seventeen centimeters, one millimeter; the eighth with direction North eighty one degrees zero point zero five minutes East and a distance of twenty meters, ninety centimeters, five millimeters; the ninth with direction South eighty eight degrees zero seven point twenty five minutes East and a distance of twenty eight meters, ninety seven centimeters; the tenth with direction South eighty five degrees zero two point eleven minutes East and a distance of twenty six meters, fifty seven centimeters, six millimeters; the eleventh with direction South eighty two degrees fifty eight point forty nine minutes East and a distance of twenty six meters, forty nine centimeters, one millimeter; the twelfth with direction South eleven degrees zero zero point thirty six minutes and a distance of twelve meters, seventy five centimeters, five millimeters; the thirteenth with direction South twelve degrees thirty five point seventeen minutes West and a distance of sixty nine meters, two centimeters, nine millimeters; the fourteenth with direction South six degrees twenty four point sixteen minutes East and a distance of twenty six meters ninety three centimeters, eight millimeters; the fifteenth with direction South seventy degrees sixteen point twenty nine minutes East and a distance of fifty five meters forty eight centimeters, six millimeters; the sixteenth with direction South
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sixty seven  degrees  fifty one point  fifty two minutes  East and a distance of forty meters, eighty centimeters, seven millimeters; the seventeenth with direction South thirty three degrees twenty three point thirty two minutes East and a distance of twenty two meters, fifty one centimeters, six millimeters; the eighteenth with direction South four degrees eighty two point zero three minutes West and a distance of twenty six meters, seventy four centimeters, four millimeters; the nineteenth with direction South forty one degrees twenty six point twenty seven minutes West and a distance of seventy meters, thirty one centimeters, one millimeter; the twentieth with direction South twenty one degrees forty nine point thirty one minutes East and a distance of forty six meters, seventy three centimeters, nine millimeters; the twenty first with direction South forty four degrees twenty point fifty minutes East and a distance of sixty one meters, eighty four centimeters, four millimeters. The first fifteen pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle; the other six pieces border with Colonia Monte Cristo; TO THE SOUTH:
Broken line made up of thirteen straight lines: the first with direction South seventy degrees fifty seven point fifty seven minutes West and a distance of fifty meters, ninety two centimeters, six millimeters; the second with direction South sixty seven degrees twenty four point forty one minutes West and a distance of fifty seven meters, eighty one centimeters, six millimeters; the third with direction South sixty two degrees thirty nine point seventy nine minutes West and a distance of fifty nine meters, thirteen centimeters, eight millimeters; the fifth with direction South fifty seven degrees forty eight point forty eight minutes West and a distance of thirty seven meters, ninety six centimeters, three millimeters; the seventh with direction South fifty two degrees forty five point forty four minutes West and a distance of forty three meters, sixty two centimeters, eight millimeters; the eighth with direction South fifty four degrees fifty five point forty one minutes West and a distance of one hundred twenty six meters, fourteen centimeters, two millimeters; the ninth with direction South fifty six degrees zero three point zero one minutes West and a distance of two hundred thirty four meters, ninety six centimeters, four millimeters; the tenth with direction North seventy degrees twenty nine point twenty nine minutes West and a distance of two meters, three centimeters, six millimeters; the eleventh with direction North twenty five degrees North zero four point twenty eight minutes East and a distance of one meter, seventy one centimeters, six millimeters; the twelfth with direction North seventy one degrees fifty three point forty one minutes West and a distance of six meters, twenty nine centimeters, six millimeters; the thirteenth with direction South thirteen degrees forty three point ninety five minutes West and a distance of sixteen meters, seventy centimeters, six millimeters; arriving thus to the Southwest corner where the present description started. The first eight (straight line) sections border with lands known as Montecristo Isle, property of CORSAIN. The other five pieces border with lands of Mr. Bartolo Berrios; the thirteen prior pieces border with the Ruta Militar Highway with Santa Rosa de Lima in the middle. That on the built area of the land that is leased there is found iron and wood galleys with roofs of channeled, laminated metal, also property of CORSAIN. II. OBJECT OF THE CONTRACT: The representative of the Lessor delivers in simple lease to the Lessee the portion of land

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described  above,  and in such  capacity  the Special  Power of Attorney  holder receives from the Lessor the referred to property to his complete satisfaction, obliging him to return it to the Lessor in the same condition at the termination of the lease term. III. TERM AND EXTENSION - The term of the lease is agreed to for THREE years counting from Nov. 13, 2003, with termination on the twelfth day of November of the year 2006, both dates inclusive, which will be automatically extended, as long as there is no manifest expression by CORSAIN to declare it finished within the established term with at least ninety days of prior notice. If the Lessee complies with the Clauses of this document and in common agreement with the Lessor they decide to continue with the lease, the conditions will be discussed and protected in a new contract. In the case that the Lessee leaves the property given in lease before the end of the term, it is responsible for paying any taxes pending as if it were the end of the term. IV. PRICE AND FORM OF PAYMENT. The total price for the lease during first year is SEVENTEEN
THOUSAND AND TWENTY TWO POINT THIRTEEN US DOLLARS (US$17,022.13), plus the corresponding Transfer of Movable Goods and Rendering of Services Tax (VAT), paid by monthly quotas, successive and in advance, the first of ONE THOUSAND FOUR HUNDRED EIGHTEEN POINT FIFTY TWO DOLLARS OF THE UNITED STATES OF AMERICA, and from the second on the payment of ONE THOUSAND FOUR HUNDRED EIGHTEEN POINT FIFTY ONE DOLLARS OF THE UNITED STATES OF AMERICA. This price is to be increased annually to cover the inflation rate in the USA, and the increase will begin once the corresponding report has been obtained from the Embassy of this country accredited in El Salvador, and will be added to the corresponding monthly payment, effective on the thirteenth day on each one of the months covered in the term. V. EFFECTS OF LATE PAYMENTS: The delay in payment of one of the agreed quotas will result in ending of the term, giving the right to the Lessor to demand of the Lessee, immediate de-occupation of the Leased property, without the need for any judicial action and executively demand payment of all taxes owed as well as those that remain from fulfillment of the rest of the original term, including the termination of the contract as the case may be. VI. DEPOSIT. Both parties agree that the obligations contracted in the present instrument on the part of the Lessee are guaranteed by the deposits made in favor of the Lessor for the amount of ELEVEN THOUSAND EIGHT HUNDRED THIRTY THREE POINT FIFTY DOLLARS OF THE UNITED STATES OF AMERICA, protected by the receipt of the deposit number SIX THOUSAND SEVEN HUNDRED SEVENTY FOUR-A, DATED November 15, 1993 for the quantity of NINETY NINE THOUSAND EIGHT HUNDRED TWENTY COLONES, equivalent to ELEVEN THOUSAND FOUR HUNDRED EIGHT DOLLARS OF THE UNITED STATES OF AMERICA and deposited to the account of CORSAIN dated February 16, 1995 for the quantity of TWO THOUSAND NINE HUNDRED TEN POINT TWELVE COLONES equivalent to THREE HUNDRED THIRTY THREE POINT FIFTY DOLLARS OF THE UNITED STATES OF AMERICA, that will serve to respond for taxes owed or for payments that might encumber the Lessor and that were the responsibility of the Lessee, that will be returned in a period of thirty days following the end of the

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contract,  if the above mentioned case does not occur. VII. SPECIAL  CONDITIONS.
The Lessee commits : 1) to inform CORSAIN in writing within 30 days following the signing of this Agreement about which installations it will use, on not doing this it will incur a penalty equal to one quarter of the lease price. 2) The Lessee will not be responsible for the deterioration of the installations that it does not use. 3) to be responsible for all kinds of damages that are caused as a result of the operations carried out on the property. 4) The Lessee may make use of the water resources on the property that are within the portion leased and of the sources known as Santa Francisca, Adolfo, Quebrada Seca, and Quebrada Honda for whose use will be set up the corresponding rights of way and aqueducts that should be made through use of underground pipes. In addition, the Lessor authorizes to the Lessee to build a tank in the source called Adolfo. It is understood that access to the sources mentioned and that the use of water from these sources is not exclusive to the Lessee; and 5) The Lessee will have the right to use the surface of the area leased to build, maintain and repair installations, machinery, materials and residues of the ore that it will take to be processed in said place, as well as build roads, paths, deposits for minerals, waste and ore, piping for potable water, telephone lines, electricity transmission and distribution lines. At the same time, it may build all the facilities to use what is leased for the end of crushing, milling, and processing raw materials and precious minerals ore, all on the account of the Lessee. The use of what is leased should be the most adequate in accordance to the works that the Lessee plans to carry out on the property the object of this contract and in carrying out its work it is obliged to not cause any ecological damage. 6) To allow during a period of ONE YEAR within the lease term, the company TRIADA S.A. de CV to do exploration on the area of the leased land without more restrictions than those of imminent security exercised by the Lessee, for which the Lessor will propose the signing of an agreement between both companies prior to the start up of exploration work; 7) In the case that CORSAIN decides to sell the property that is the object of the present contract, it is obliged to give the right of preference to COMMERCE GROUP to acquire ownership of it, always if the conditions for sale proposed are accepted, to the contrary, CORSAIN remains free to declare the lease contract as ended without any more responsibility beyond giving the respective notice to the Lessee. VIII. RIGHTS OF THE LESSOR. The Lessor will have free access to the property to inspect it, and may delegate this faculty to any person or persons that it deems convenient for which purpose it will give notice to the Lessee of the reasons for entrusting it, with at least two days of anticipation for reasons of security. IX. DESIGNATED USE: The leased property will be destined exclusively for use of the surface area leased to build, maintain and repair installations, materials and residues from the ore that will be taken to be processed in said place, as well as build roads, paths, deposits for minerals, waste and ore,
piping  for  potable  water,  telephone  lines,   electricity  transmission  and
distribution lines, build all of the facilities necessary to use what is leased for the purpose of crushing, milling, and processing raw materials and

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precious  minerals  ore.  X.  PROHIBITIONS:  a) The Lessee may not  exploit  any mineral that might exist on the leased property, by virtue of the fact that the present contract only covers the use of the surface area and the use of the installations with the purpose of processing and storing mineralized ore brought from outside the same property. If the Lessee made a claim to gold, silver or other mineral and wished to exploit it, it should sign a new contract with the Salvadoran Investment Corporation different from the one that by means of this instrument is being signed; b) It promises not to store on the property any explosives, salts, flammable materials, and all those prohibited by law or that puts at risk the Lessor or its dependencies or in general any person or good. In the case where the nature of the work being carried out by the Lessee makes it necessary to use any of the above mentioned substances then it will be exclusively responsible for the consequences derived from their misuse. c) The Lessee may not sub-lease a part or all of the property nor cede its rights for the leased property, without the prior written permission of the Lessor. XI. FINES. Fines that are imposed for infractions of sanitary regulations, municipal or any others that are related to the business, will be to the account of the Lessee. XII. SPECIAL CLAUSE. The Lessor is exonerated from all responsibility for acts or transactions carried out by the Lessee that are not in conformance with the laws of the Republic; and if it is proven that it did them, it will also constitute cause for termination of the contract, given as ending the original term. XIII. REPAIRS. During the lease period, the Lessee will make: 1) all the expenditures that are generated for construction and repair of buildings, machinery and equipment will be on the account of the Lessee, and 2) upon ending the term of the present lease, the improvements and constructions that the Lessee has carried out will remain without cost to CORSAIN with the exception of those that are removable, machinery, equipment, spare parts, inventories and raw materials, which may be taken out by the Lessee always when they are identified as its property and that with their removal no deterioration is caused to the leased property. XIV. TERMINATION. The term of the present contract will end and the Lessor will have the right to end it without judicial intervention and the Lessee should de-occupy the leased property immediately in any of the following cases: a) for lateness in paying one of the lease payments in the manner in which it was agreed to in this instrument and after sixty days of having been notified that it is past due, b) for a sentence executed coming from an execution brought against the Lessee by third parties or CORSAIN from an obligation that is distinct from this written document, c) if the Lessee sublets or cedes its rights in the lease or if it permits access to third parties so that they explore or exploit the mines without the prior authorization of CORSAIN, d) for using the leased property for works distinct from those that in
conformance   with  this  contract  are  planned  to  be  carried  out,  e)  for non-compliance with what is established in Roman VII of this contract, f) for non-compliance or contravention, on the part of the Lessee, of any of the obligations consigned in this instrument, g) when the Lessee does not fulfill the stipulated obligations and special conditions,

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the  Lessor  will have the right to retain  all or part of the  amount  given in deposit in order to cover the resulting damages and injuries, as well as give fulfillment to what is established in Clause VII of this contract. XV. SPECIAL
DOMICILE: For the purpose of the obligations contracted in the present contract, both parties indicate as special domicile this city; to the competence of whose Courts they submit. Consequent of the above, we sign in the city of San Salvador on the twelfth day of the month of November of the year two thousand three.


SIGNATURES OF:
ROGELIO JUAN TOBAR GARCIA,
LUIS ALFONSO LIMAY PITA


In the city of San Salvador on the day of November 1 of the year 2003, before me, Manuel de Jesus Torres Gavidia, notary, of this domicile; APPEARED: Messrs. ROGELIO JUAN TOBAR GARCIA, fifty one years of age, Bachelor in Economy, from the domicile of Antiguo Cuscatlan, Department of La Libertad, carrier of the sole identification document number zero one million five hundred and fifty nine thousand six hundred three - two, who acts in name and in representation, in his capacity as President and Legal Representative of the CORPORACION SALVADORENA DE INVERSIONES (Salvadoran Investment Corporation) that is abbreviated as CORSAIN, official investment institution, of autonomous character, of this domicile, with tax identification number zero six hundred fourteen zero ten thousand one hundred eighty two-zero zero one, that henceforth will be called "the LESSOR" or the "Corporation", and for the other party Mister LUIS ALFONSO LIMAY PITA, who is fifty eight years of age, Geological Engineer, of Peruvian nationality and of domicile in San Miguel and in this act identified himself by means of his Foreign Resident Identification Carnet number zero nine thousand eight hundred and ninety six given by the Directorate General of Immigration, who acts in his capacity as holder of Special Power of Attorney for the company COMMERCE GROUP CORP., a corporation of the State of Delaware, United States of America, who henceforth will be called "the Lessee, by means of the present instrument we agree to sign the present SIMPLE LEASE CONTRACT, which will be subject to the following clauses: 1) DECLARATION OF DOMINION: that the Lessor states that he is owner and in current possession of a portion of rustic land and the buildings it contains that was dismembered from a land of greater capacity of SIXTY SEVEN HECTARES SEVENTY TWO AREAS FIVE POINT TWENTY FIVE CENTIAREAS, equivalent to NINETY SIX MANZANAS EIGHT THOUSAND NINE HUNDRED SIXTY FOUR POINT TWENTY THREE SQUARE VARAS,

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that  make up part of the  land  assets  that are  property  of  CORSAIN,  known together as Montecristo Mines, located in the jurisdiction of Jocoro, Department of Morazan, inscribed in favor of CORSAIN to the number ONE HUNDRED SEVENTY NINE of the book TWO HUNDRED SEVENTY FIVE of the property registry of Morazan, whose description is the following: Starting from the geodesic marker Valle Santiago in direction North fifty six degrees zero six point zero minutes West and a distance of ninety six point fifty four meters one arrives at a point from where with direction North twenty five degrees thirty four point zero minutes East and a distance of one hundred meters, one arrives at another point from where with direction North twenty eight degrees thirty four point three minutes East and a distance of one hundred meters one arrives at another point from where with direction North thirty eight degrees thirty four point six minutes East and a distance of three hundred meters one arrives at another point from where with direction North forty one degrees fifteen point zero minutes East and at a distance of three hundred meters is found the corner South-West of the property that is described below, whose measures and borders are the following: TO THE
WEST: Straight line with direction North thirty six degrees forty two point sixty five minutes West and a distance of eight hundred thirty eight point zero fifty six meters, bordering with lands of the general property of greater capacity property of CORSAIN; TO THE NORTH: broken line that consists of thirty one straight lines; the first with direction North seventy three degrees twenty four point fifty eight minutes East and a distance of sixty three meters twenty one centimeters; the second with direction North forty three degrees thirty six point thirty one minutes East and a distance of forty meters sixty nine centimeters; the third with direction North thirty six degrees forty two point sixty six minutes East and a distance of fifty six meters sixty eight centimeters; the fourth with direction North forty three degrees eighteen point eighty four minutes East and a distance of eighty one meters thirty centimeters, eight millimeters; the fifth with direction North seven degrees three point twenty one minutes East and a distance of twenty meters eighty four centimeters, eight millimeters; the sixth with direction North seventy degrees fifty six point seven minutes West and a distance of thirteen meters fifty centimeters; the seventh with a direction North seventy degrees forty point fourteen minutes West and a distance of forty seven meters sixty centimeters, six millimeters; the eighth with direction North and one degree thirty six point forty seven minutes East and a distance of forty eight meters twenty one centimeters, four millimeters; the ninth with direction North forty five degrees fifty one point ninety seven minutes East and a distance of ninety eight meters thirty seven centimeters, two millimeters ; the tenth with direction North forty three degrees fifty nine point zero seven minutes East and a distance of one hundred forty meters twenty three centimeters, one millimeter; the eleventh with direction South twenty nine degrees thirty seven point sixty minutes East and a distance of thirty one meters, ninety three centimeters, five millimeters; the twelfth with direction South forty five degrees twenty three point eighty seven minutes East and a distance of forty four meters eighty centimeters, three millimeters; the thirteenth with direction South forty one degrees two point fifty one minutes East and a distance of thirty meters forty five centimeters, five millimeters; the fourteenth with direction South sixty six degrees sixteen point

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

thirty one minutes East and a distance of twenty five meters eighty seven centimeters; the fifteenth with direction North seventy three degrees thirteen point thirteen minutes East and a distance of fifteen meters, sixty nine centimeters; the sixteenth with direction South eighty degrees seventeen point fifty two minutes East and a distance of twenty nine meters forty one centimeters, four millimeters; the seventeenth with direction South five degrees forty eight point seventy four minutes West and a distance of fifty two meters, sixty seven centimeters, one millimeter; the eighteenth with direction South twenty five degrees fifty eight point sixty nine minutes East and a distance of thirty two meters, twenty centimeters, six millimeters; the nineteenth with direction South forty four degrees forty one point forty nine minutes East and a distance of thirty two meters, ninety seven centimeters, two millimeters; the twentieth with direction south sixty degrees thirty nine point twenty six minutes East and a distance of forty six meters, twenty five centimeters, eight millimeters; the twenty first with direction South fifty one degrees one point one seventy one minutes East and a distance of thirty eight meters, one millimeter; the twenty second with direction South seventy degrees forty two point eleven minutes East and a distance of twenty six meters, twenty centimeters, two millimeters; the twenty third with direction South seventy nine degrees forty nine degrees forty four point forty five minutes East and a distance of ten meters fifty five centimeters, six millimeters; the twenty fourth with direction North seventy degrees sixty five point eight minutes East and a distance of twenty seven meters twenty one centimeters, eight millimeters; the twenty fifth with direction North fifty eight degrees twenty nine point twelve minutes East and a distance of one hundred five meters, fifty eight centimeters, three millimeters; the twenty sixth with direction South eighty degrees thirty eight point ninety two minutes East and a distance of twenty meters, sixty one centimeters, seven millimeters; the twenty seventh with direction South fifty one degrees zero point eighty four minutes East and a distance of eleven meters, ninety centimeters, five millimeters; the twenty eighth with direction South forty two degrees fifty three point thirty seven minutes East and a distance of eighty four meters, seventy seven centimeters, two millimeters; the twenty ninth with direction South seventy six degrees forty seven point forty six minutes East and a distance of eighty nine meters, five centimeters, seven millimeters; the thirtieth with direction South seventy seven degrees forty five point thirteen minutes East and a distance of thirty meters, eighty two centimeters, nine millimeters; the thirty first with direction South sixty four degrees fifty one point fourteen minutes East and a distance of sixteen meters, thirty centimeters, eight millimeters. All the pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle, TO THE EAST: Broken line made up by twenty one straight lines: the first with direction South forty one degrees forty seven point sixty eight minutes West and a distance of forty nine meters, fifty six centimeters, two millimeters; the second with direction South twenty seven degrees forty point eighty six minutes West and a distance of forty five meters, twenty three centimeters, eight millimeters; the third with direction South twenty nine degrees fifty seven point nineteen minutes West and a distance of thirty two meters, twenty eight centimeters, two millimeters; the fourth with direction South eighteen degrees twenty eight point zero one minutes

West and a distance of eleven meters, ninety five centimeters, six millimeters; the fifth with direction South seventeen degrees thirty point ninety seven minutes East and a distance of nine meters, seventy four centimeters, two millimeters; the sixth with direction South forty one degrees thirty five point fifty three minutes East and a distance of twenty seven meters, six centimeters, three millimeters; the seventh with direction South eighty seven degrees twenty three point ninety three minutes East and a distance of thirty two meters, seventeen centimeters, one millimeter; the eighth with direction North eighty one degrees zero point zero five minutes East and a distance of twenty meters, ninety centimeters, five millimeters; the ninth with direction South eighty eight degrees zero seven point twenty five minutes East and a distance of twenty eight meters, ninety seven centimeters; the tenth with direction South eighty five degrees zero two point eleven minutes East and a distance of twenty six meters, fifty seven centimeters, six millimeters; the eleventh with direction South eighty two degrees fifty eight point forty nine minutes East and a distance of twenty six meters, forty nine centimeters, one millimeter; the twelfth with direction South eleven degrees zero zero point thirty six minutes and a distance of twelve meters, seventy five centimeters, five millimeters; the thirteenth with direction South twelve degrees thirty five point seventeen minutes West and a distance of sixty nine meters, two centimeters, nine millimeters; the fourteenth with direction South six degrees twenty four point sixteen minutes East and a distance of twenty six meters ninety three centimeters, eight millimeters; the fifteenth with direction South seventy degrees sixteen point twenty nine minutes East and a distance of fifty five meters forty eight centimeters, six millimeters; the sixteenth with direction South sixty seven degrees fifty one point fifty two minutes East and a distance of forty meters, eighty centimeters, seven millimeters; the seventeenth with direction South thirty three degrees twenty three point thirty two minutes East and a distance of twenty two meters, fifty one centimeters, six millimeters; the eighteenth with direction South four degrees eighty two point zero three minutes West and a distance of twenty six meters, seventy four centimeters, four millimeters; the nineteenth with direction South forty one degrees twenty six point twenty seven minutes West and a distance of seventy meters, thirty one centimeters, one millimeter; the twentieth with direction South twenty one degrees forty nine point thirty one minutes East and a distance of forty six meters,  seventy  three  centimeters,  nine  millimeters;  the twenty first with direction South forty four degrees twenty point fifty minutes East and a distance of sixty one meters, eighty four centimeters, four millimeters. The first fifteen pieces border with lands of Mr. Rene Gonzalez, deep ravine in the middle; the other six pieces border with Colonia Monte Cristo; TO THE SOUTH:
Broken line made up of thirteen straight lines: the first with direction South seventy degrees fifty seven point fifty seven minutes West and a distance of fifty meters, ninety two centimeters, six millimeters; the second with direction South sixty seven degrees twenty four point forty one minutes West and a distance of fifty seven meters, eighty one centimeters, six millimeters; the third with direction South sixty two degrees thirty nine point seventy nine minutes West and a distance of fifty nine meters, thirteen centimeters, eight millimeters; the fifth with direction South fifty seven degrees forty eight point forty eight minutes West and a distance of thirty seven meters, ninety six centimeters, three millimeters; the seventh with direction South fifty two degrees forty five point forty four minutes West and a distance of forty three meters, sixty two centimeters, eight millimeters; the eighth with direction South fifty four degrees fifty five point forty one minutes West and a distance of one hundred twenty six meters, fourteen centimeters, two millimeters; the ninth with direction South fifty six degrees zero three point zero one minutes West and a distance of two hundred thirty four meters, ninety six centimeters, four millimeters; the tenth with direction North seventy degrees twenty nine point twenty nine minutes West and a distance of two meters, three centimeters, six millimeters; the eleventh with direction North twenty five degrees North zero four point twenty eight minutes East and a distance of one meter, seventy one centimeters, six millimeters; the twelfth with direction North seventy one degrees fifty three point forty one minutes West and a distance of six meters, twenty nine centimeters, six millimeters; the thirteenth with direction South thirteen degrees forty three point ninety five minutes West and a distance of sixteen meters, seventy centimeters, six millimeters; arriving thus to the Southwest corner where the present description started. The first eight (straight line) sections border with lands known as Montecristo Isle, property of CORSAIN. The other five pieces border with lands of Mr. Bartolo Berrios; the thirteen prior pieces border with the Ruta Militar Highway with Santa Rosa de Lima in the middle. That on the built area of the land  that is  leased  there  is  found  iron and  wood  galleys  with  roofs of channeled,  laminated  metal,  also  property  of  CORSAIN.  II.  OBJECT  OF THE
CONTRACT: The representative of the Lessor delivers in simple lease to the Lessee the portion of land described above, and in such capacity the Special Power of Attorney holder receives from the Lessor the referred to property to his complete satisfaction, obliging him to return it to the Lessor in the same condition at the termination of the lease term. III. TERM AND EXTENSION - The term of the lease is agreed to for THREE years counting from Nov. 13, 2003, with termination on the twelfth day of November of the year 2006, both dates inclusive, which will be automatically extended, as long as there is no manifest expression by CORSAIN to declare it finished within the established term with at least ninety days of prior notice. If the Lessee complies with the Clauses of this document and in common agreement with the Lessor they decide to continue with the lease, the conditions will be discussed and protected in a new contract. In the case that the Lessee leaves the property given in lease before the end of the term, it is responsible for paying any taxes pending as if it were the end of the term. IV. PRICE AND FORM OF PAYMENT. The total price for the lease during first year is SEVENTEEN THOUSAND AND TWENTY TWO POINT THIRTEEN US DOLLARS (US$17,022.13), plus the corresponding Transfer of Movable Goods and Rendering of Services Tax (VAT), paid by monthly quotas, successive and in advance, the first of ONE THOUSAND FOUR HUNDRED EIGHTEEN POINT FIFTY TWO DOLLARS OF THE UNITED STATES OF AMERICA, and from the second on the payment of ONE THOUSAND FOUR HUNDRED EIGHTEEN POINT FIFTY ONE DOLLARS OF THE UNITED STATES OF AMERICA. This price is to be increased annually to cover the inflation rate in the USA, and the increase will begin once the corresponding report has been obtained from the Embassy of this country accredited in El Salvador, and will be added to the corresponding monthly payment, effective on the thirteenth day on each one of the months covered in the term. V. EFFECTS OF LATE PAYMENTS: The delay in payment of one of the agreed quotas will result in ending of the term, giving the right to the Lessor to demand of the Lessee, immediate de-occupation of the Leased property, without the need for any judicial action and executively demand payment of all taxes owed as well as those that remain from fulfillment of the rest of the original term, including the termination of the contract as the case may be. VI. DEPOSIT. Both parties agree that the obligations contracted in the present instrument on the part of the Lessee are guaranteed by the deposits made in favor of the Lessor for the amount of ELEVEN THOUSAND EIGHT HUNDRED THIRTY THREE POINT FIFTY DOLLARS OF THE UNITED STATES OF AMERICA, protected by the receipt of the deposit number SIX THOUSAND SEVEN HUNDRED SEVENTY FOUR-A, DATED November 15, 1993 for the quantity of NINETY NINE THOUSAND EIGHT HUNDRED TWENTY COLONES, equivalent to ELEVEN THOUSAND FOUR HUNDRED EIGHT DOLLARS OF THE UNITED STATES OF AMERICA and deposited to the account of CORSAIN dated February 16, 1995 for the quantity of TWO THOUSAND NINE HUNDRED TEN POINT TWELVE COLONES equivalent to THREE HUNDRED THIRTY THREE POINT FIFTY DOLLARS OF THE UNITED STATES OF AMERICA, that will serve to respond for taxes owed or for payments that might encumber the Lessor and that were the responsibility of the Lessee, that will be returned in a period of thirty days following the end of the contract, if the above mentioned case does not occur. VII. SPECIAL CONDITIONS. The Lessee commits : 1) to inform CORSAIN in writing within 30 days following the signing of this Agreement about which installations it will use, on not doing this it will incur a penalty equal to one quarter of the lease price. 2) The Lessee will not be responsible for the deterioration of the installations that it does not use. 3) to be responsible for all kinds of damages that are caused as a result of the operations carried out on the property. 4) The Lessee may make use of the water resources on the property that are within the portion leased and of the sources known as Santa Francisca, Adolfo, Quebrada Seca, and Quebrada Honda for whose use will be set up the corresponding rights of way and aqueducts that should be made through use of underground pipes. In addition, the Lessor authorizes to the Lessee to build a tank in the source called Adolfo. It is understood that access to the sources mentioned and that the use of water from these sources is not exclusive to the Lessee; and 5) The Lessee will have the right to use the surface of the area leased to build, maintain and repair installations, machinery, materials and residues of the ore that it will take to be processed in said place, as well as build roads, paths, deposits for minerals, waste and ore, piping for potable water, telephone lines, electricity transmission and distribution lines. At the same time, it may build all the facilities to use what is leased for the end of crushing, milling, and processing raw materials and precious minerals ore, all on the account of the Lessee. The use of what is leased should be the most adequate in accordance to the works that the Lessee plans to carry out on the property the object of this contract and in carrying out its work it is obliged to not cause any ecological damage. 6) To allow during a period of ONE YEAR within the lease term, the company TRIADA S.A. de CV to do exploration on the area of the leased land without more restrictions than those of imminent security exercised by the Lessee, for which the Lessor will propose the signing of an agreement between both companies prior to the start up of exploration work; 7) In the case that CORSAIN decides to sell the property that is the object of the present contract, it is obliged to give the right of preference to COMMERCE GROUP to acquire ownership of it, always if the conditions for sale proposed are accepted, to the contrary, CORSAIN remains free to declare the lease contract as ended without any more responsibility beyond giving the respective notice to the Lessee. VIII. RIGHTS OF THE LESSOR. The Lessor will have free access to the property to inspect it, and may delegate this faculty to any person or persons that it deems convenient for which purpose it will give notice to the Lessee of the reasons for entrusting it, with at least two days of anticipation for reasons of security. IX. DESIGNATED USE: The leased property will be destined exclusively for use of the surface area leased to build, maintain and repair installations, materials and residues from the ore that will be taken to be processed in said place, as well as build roads, paths, deposits for minerals, waste and ore, piping for potable water, telephone lines, electricity transmission and distribution lines, build all of the facilities necessary to use what is leased for the purpose of crushing, milling, and processing raw materials and precious minerals ore. X. PROHIBITIONS: a) The Lessee may not exploit any mineral that might exist on the leased property, by virtue of the fact that the present contract only covers the use of the surface area and the use of the installations with the purpose of processing and storing mineralized ore brought from outside the same property. If the Lessee made a claim to gold, silver or other mineral and wished to exploit it, it should sign a new contract with the Salvadoran Investment Corporation different from the one that by means of this instrument is being signed; b) It promises not to store on the property any explosives, salts, flammable materials, and all those prohibited by law or that puts at risk the Lessor or its dependencies or in general any person or good. In the case where the nature of the work being carried out by the Lessee makes it necessary to use any of the above mentioned substances then it will be exclusively responsible for the consequences derived from their misuse. c) The Lessee may not sub-lease a part or all of the property nor cede its rights for the leased property, without the prior written permission of the Lessor. XI. FINES. Fines that are imposed for infractions of sanitary regulations, municipal or any others that are related to the business, will be to the account of the Lessee. XII. SPECIAL CLAUSE. The Lessor is exonerated from all responsibility for acts or transactions carried out by the Lessee that are not in conformance with the laws of the Republic; and if it is proven that it did them, it will also constitute cause for termination of the contract, given as ending the original term. XIII. REPAIRS. During the lease period, the Lessee will make: 1) all the expenditures that are generated for construction and repair of buildings, machinery and equipment will be on the account of the Lessee, and 2) upon ending the term of the present lease, the improvements and constructions that the Lessee has carried out will remain without cost to CORSAIN with the exception of those that are removable, machinery, equipment, spare parts, inventories and raw materials, which may be taken out by the Lessee always when they are identified as its property and that with their removal no deterioration is caused to the leased property. XIV. TERMINATION. The term of the present contract will end and the Lessor will have the right to end it without judicial intervention and the Lessee should de-occupy the leased property immediately in any of the following cases: a) for lateness in paying one of the lease payments in the manner in which it was agreed to in this instrument and after sixty days of having been notified that it is past due, b) for a sentence executed coming from an execution brought against the Lessee by third parties or CORSAIN from an obligation that is distinct from this written document, c) if the Lessee sublets or cedes its rights in the lease or if it permits access to third parties so that they explore or exploit the mines without the prior authorization of CORSAIN, d) for using the leased property for works distinct from those that in conformance with this contract are planned to be carried out, e) for non-compliance with what is established in Roman VII of this contract, f) for non-compliance or contravention, on the part of the Lessee, of any of the obligations consigned in this instrument, g) when the Lessee does not fulfill the stipulated obligations and special conditions, the Lessor will have the right to retain all or part of the amount given in deposit in order to cover the resulting damages and injuries, as well as give fulfillment to what is established in Clause VII of this contract. XV. SPECIAL DOMICILE: For the purpose of the obligations contracted in the present contract, both parties indicate as special domicile this city; to the competence of whose Courts they submit. Consequent of the above, we sign in the city of San Salvador on the twelfth day of the month of November of the year two thousand three.

I the notary SWEAR: 1) That the signatures that fit at the foot of the above document are AUTHENTIC for having been recognized as their own by those that were present in my presence; as well as the concepts laid out in this, the character with which Lic. Rogelio Juan Tobar Garcia acts is legitimate and sufficient for my having had in view: a) Founding Law of the Salvadoran Investment Corporation published in the Federal Register (Diario Oficial) number two hundred thirty five Tome nine hundred eighty one dated December 22, 1981 in which article 77 confers on the President the Legal Representation of the Corporation and it authorizes him to intervene in the acts and contracts that it signs and in the judicial and administrative actions in which it has an interest, b) Certification of Agreement Number ONE of Act number ONE HUNDRED NINE of the Session celebrated by the Assembly of Governors of the Corporation the day of June 5 of the year 2001 in which Lic. Rogelio Juan Tobar Garcia was named as its President Director for a period of three years counting from the day of June 7 of the year 2001, c) Transcription of the Agreement Number TWO HUNDRED FORTY from the President of the Republic dated July 19 of the year 2001 by means of which is ratified the naming of LIC. ROGELIO JUAN TOBAR GARCIA as President Director of the Salvadoran Investment Corporation, and d) Transcription of the Agreement Number ONE-NINE HUNDRED
                                 15

FIFTY THREE-TWO THOUSAND THREE of the session of the Directive Council of CORSAIN dated October 8 of the current year by means of which it authorizes the President to grant the present act; and 3) the character with which Mr. LUIS ALFONSO LIMAY PITA acts is legitimate and sufficient for my having had in view the General Administrative Power of Attorney granted in the city of Milwaukee, State of Wisconsin, United States of America at 9:00AM of the day June 20 of 1999 before the official presence of notary Sylvia Machulak, by Mr. EDWARD LEON MACHULAK in his character as President and Legal Representative of the Company COMMERCE GROUP CORP. and another, duly stamped with the apostille in conformance with the Hague Convention dated October 5 of 1961 dated February 9 of 2001 being legitimized in said power the existence of the referred to company and the legal character of its expressed leader. This is how those present identified themselves to whom I explained the legal effects of the present instrument, read and done, fully in a single act, uninterrupted, ratified its contents and we sign. I SWEAR.



SIGNATURES OF:
ROGELIO JUAN TOBAR GARCIA,
LUIS ALFONSO LIMAY PITA AND
MANUEL DE JESUS TORRES GADIVIA


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